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                                                                   EXHIBIT 10.28

                                PROMISSORY NOTE



$550,000.00                       Dallas, Texas           As of December 1, 2000



     FOR VALUE RECEIVED, the undersigned, NORTH AMERICAN GAMING AND ENTERTAINMENT CORPORATION, a Delaware corporation (hereinafter referred to as "Maker"), promises to pay to the order of (i) ELLEN S. ROBINSON and SCOTT ROBINSON, as Joint Tenants, and JANET C. ROBINSON and JEFFREY S. ROBINSON (collectively, the "Robinson Group"), (ii) ELISA HEARD, BREVELY MORTON, D. W. MORTON, LTD., KRISTEN MORTON HEARD, DEL MORTON and KARA SMITH (collectively, the "Morton Group"), MARSHALL H. KAPLAN and KAREN S. KAPLAN, as Joint Tenants, JOHN GAY, LARRY HENDRICKS, LEWIS ISAACKS AND DAVID McCALL (collectively, the "McCall Group") (the Robinson Group, the Morton Group and the McCall Group are hereinafter referred to as "Payee"), without deduction, counterclaim or offset, the sum of FIVE HUNDRED FIFTY THOUSAND and No/100 Dollars ($550,000.00), together with interest thereon at the rate provided below. The principal of and interest on this Note (herein so called) shall be due and payable in lawful money of the United States of America, at the respective addresses of the parties comprising Payee, as herein described or at such other place(s) as Payee or the holder(s) thereof shall from time to time designate in writing.

     1.   Interest.  This Note shall bear interest on the unpaid principal
          --------
balance hereof from the date hereof until maturity, however such maturity shall be brought about, at the lesser of (a) the Maximum Lawful Rate (hereinafter defined in Paragraph 12), or (b) the rate of nine percent (9%) per annum; provided, however, that all past due principal and, to the extent lawful, interest and other sums and charges arising out of any failure, default or breach of Maker hereunder or under the Deed of Trust (hereinafter defined), shall bear interest at the lesser of (i) the Maximum Lawful Rate, or (ii) the rate of fifteen percent (15%) per annum.

     2.   Payment.  Commencing on April 1, 2001, and continuing on the first
          -------
(1st) day of each July, October, January and April thereafter, through and including January 1, 2006 (the "Final Maturity Date"), Maker shall pay to the holder hereof equal quarterly installments of principal, each in the aggregate amount of Twenty-Seven Thousand, Five Hundred and No/100 Dollars ($27,500.00), together with accrued interest at an annual rate of nine percent (9%) per annum, but payable to the parties comprising Payee in the respective amounts and at their respective addresses as set forth on Schedule "A" attached hereto and made
                                           ------------
a part hereof. In addition, under the circumstances described in Section 5.10 of that certain Settlement Agreement dated of even date herewith (the "Settlement Agreement"), entered into by and between Maker, as North American, and


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Payee, as Debenture Holders, Maker shall pay to the holder hereof, a principal payment of up to Two Hundred Seventy-Five Thousand and no/100 Dollars ($275,000.00) by cashier's check delivered to Jeffrey S. Robinson (who shall divide and disburse such payment among the parties comprising Payee in the same percentages as reflected on Schedule "A" attached hereto), and such payment shall be applied in the inverse order in which principal payments are due hereunder. All payments on this Note shall be applied at the option of Payee, first, to late charges, attorneys' fees and costs, if any, second to Payee's costs for curing any defaults under the Security Agreement (hereinafter defined in Paragraph 5 below), if any, third, to accrued but unpaid interest, and then, to the unpaid principal balance. The entire amount of unpaid principal and interest accrued hereon shall be due and payable on the Final Maturity Date.

     3.   Prepayment.  Maker may prepay the principal hereof, in full or in
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part, at any time, without premium or penalty; provided, however that Payee may require, at its option, the payment of any and all accrued but unpaid interest, attorneys' fees and costs of collection and/or curing defaults under the Security Agreement simultaneously with, and as a condition to, any such prepayment, and any such prepayment shall alter only the application and not the amount of any required installment of principal and interest hereunder.

     4.   Satisfaction.  Upon full payment, this Note shall be canceled and
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returned to Maker along with an executed release of all liens and interests securing this Note, in recordable form.

     5.   Security.  This Note shall, under the circumstances described under
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Section 5.10 of the Settlement Agreement be secured by the pledge of fifty percent (50%) of the outstanding and issued shares of capital stock of Ozdon Investments, Inc., a Louisiana corporation, under that certain Security Agreement which may be entered into under certain circumstances to be determined after the date hereof (the "Security Agreement"), by and between Maker, Payee and Gay, McCall, Isaacks, Gordon & Roberts, P.C. (the "Escrow Agent"), to which reference is hereby made for a description of the Collateral that may be pledged, the nature and extent of the security, and the rights of the Escrow Agent and holder hereof in respect to such security. This Note, the Security Agreement, if executed after the date hereof, and any and all other documents evidencing, securing or relating to the indebtedness hereby evidenced are collectively referred to as the "Loan Documents."

     6.   Events of Default and Remedies.  The entire unpaid principal balance
          -------------------------------
of, and all accrued interest on, this Note shall immediately become due and payable at the option of the holder hereof without notice, demand or presentment, or notice of intent to accelerate to the Maker or any other person or party, all of which are hereby waived, and failure to exercise said option shall not constitute a waiver on the part of Payee or any other holder hereof of the right to exercise said option at any other time upon the occurrence of any one or more of the following events of default ("Events of Default"):

          (a) Upon any failure by Maker to pay any installment of principal hereof or interest hereon as and when same becomes due and payable in accordance with the


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     terms hereof or thereof and said failure shall continue for five (5) days following written notice thereof; or

          (b) Upon the occurrence of a default, (or a breach of any representation or warranty) which remains uncured after giving effect to any grace notice and/or cure provisions contained therein under the Security Agreement, if it is executed subsequent to the date hereof; or

          (c) Should Maker or any endorser, surety or guarantor hereof become insolvent, or commit an act of bankruptcy, or make a general assignment for the benefit of creditors, or authorize the filing of a voluntary petition in bankruptcy, or should a receiver of any of the property of Maker be appointed, or should involuntary bankruptcy be filed against Maker or any endorser, surety or guarantor hereof, which is not dismissed within ninety
     (90) days from the date filed; or

          (d) Should any levy or attachment shall be filed against the Collateral or any interest therein, if the Security Agreement is executed subsequent to the date hereof.

In the event any one or more of the Events of Default specified above shall have occurred, Payee or any other holder of this Note may proceed to protect and enforce any and all other rights, remedies and recourses now or hereafter existing in equity, law, by virtue of statute or otherwise, including, but not limited to, the right to foreclose any and all liens and security interests or other rights or remedies securing this Note.

     7.   Cumulative Rights.  No delay on the part of the holder of this Note in
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the exercise of any power or right under this Note, the Security Agreement or otherwise shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right. Enforcement by the holder of this Note of any security for the payment thereof shall not constitute an election by it of remedies so as to preclude the exercise of any other remedy available to it.

     8.   Waiver.  Each party comprising Maker and all sureties, endorsers,
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guarantors and other parties hereafter assuming or otherwise becoming liable for the payment of any sum of money payable under this Note (i) severally waive grace, demand, presentment, protest, notice of non-payment, notice of acceleration, notice of intent to accelerate, notice of protest and all other notice, filing of suit, any and all lack of diligence or delay in collection or the filing of suit hereon or enforcing any of the security herefor which may occur, (ii) severally agree to any substitution, exchange or release of any such security, or the release of any party primarily or secondarily liable hereon,
(iii) severally agree that Payee or other holder hereof shall not be required first to institute suit or exhaust its remedies hereon against the Maker or others liable or to become liable hereon or to enforce its rights against any security hereof in order to enforce payment of this Note by them, and (iv) consent to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them.



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     9.   Notices.  All notices or demands required or permitted hereunder shall
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be in writing, and shall be deemed to be delivered, upon receipt, if hand delivered or sent by telecopy, or, whether actually received or not, upon the deposit of both the original and the copy, as provided below, in a regularly maintained receptacle for the U. S. mail, registered or certified, return receipt requested, postage prepaid, addressed as follows:

                                 If to Payee:
                                 -----------

                                See Schedule "A"
                                    ------------
                                attached hereto
                                  If to Maker:
                                  -----------

                           North America Gaming and
                           Entertainment Corporation
                          13150 Coit Road, Suite 125
                              Dallas, Texas 75240
                  Attention:  Mr. E. H. Hawes, II, President

     Either the Maker or the Payee may change its respective addresses or addresses by giving notice of such change to the other party in the manner provided herein; provided, however, that for this purpose only, unless and until such written notice is actually received, the address and addressee specified for each party shall be deemed to continue in effect for all purposes.

     10.  GOVERNING LAW.  THIS NOTE HAS BEEN EXECUTED AND DELIVERED, AND IS TO
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BE PERFORMED, IN THE STATE OF TEXAS, AND THE LAWS OF SUCH STATE AND OF THE
UNITED STATES OF AMERICA, SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS NOTE, WHICHEVER SHALL BEST SUPPORT THE ENFORCEMENT HEREOF.

     11.  Headings.  The headings of the sections of this Note are inserted for
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convenience only and shall not be deemed to constitute a part hereof.

     12.  Limitation of Interest.  "Maximum Lawful Rate" shall mean the maximum
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lawful rate of interest which may be contracted for, charged, taken, received or reserved by Payee in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all charges made in connection with the loan evidenced by this Note and the Loan Documents. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with the applicable Texas law governing the maximum rate or amount of interest payable on this Note or the indebtedness evidenced hereby and by the other Loan Documents (or applicable United States federal law to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If (i) the applicable law is ever judicially interpreted so as to render usurious any amount called for under this


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Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note and the other Loan Documents, or (ii) Payee's exercise of the option herein contained to accelerate the maturity of this Note or any prepayment by Maker results in Maker having paid any interest in excess of that permitted by applicable law, then it is Maker's and Payee's express intent that (a) all excess amounts theretofore collected by Payee be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to Maker), and (b) the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. All sums paid or agreed to be paid to Payee for the use, forbearance and detention of the indebtedness evidenced hereby and by the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as debt is outstanding. To the extent that Payee is relying on Chapter 303, as amended, of the Texas Finance Code to determine the Maximum Lawful Rate payable on such indebtedness, Payee will utilize the weekly rate ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Payee to contract for, charge or receive a greater amount of interest than Texas law, Payee will rely on United States federal law instead of such Chapter 303, as amended, for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Payee may, at its option and from time to time, implement any other method of computing the Maximum Lawful Rate under such Chapter 303, as amended, or under other applicable law by giving notice, if required, to Maker as provided by applicable law now or hereafter in effect. In no event shall be provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the indebtedness evidenced hereby. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     13.  Successors and Assigns.  All of the covenants, stipulations, promises
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and agreements in this Note contained by or on behalf of Maker shall bind its successors and assigns, whether voluntarily, or by operation of law, whether so expressed or not.

     14.  Attorneys' Fees.  If this Note shall be placed in the hands of an
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attorney for collection after default, whether or not suit shall be brought, or should be collected in any probate, bankruptcy or other judicial or administrative proceeding, Maker agrees to pay a reasonable sum as attorneys' fees and to pay all costs of collection and/or suit. Such sum shall be presumed to be ten percent (10%) of the unpaid balance hereof unless either party pleads and proves otherwise, plus such additional sums as may be plead and proved with respect to any appeals.

     15.  Time is of the Essence.  Time is of the essence of this Note and each
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provision hereof.


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     16.  Partial Invalidity.  The invalidity, or unenforceability in particular
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circumstances, of any provision of this Note shall not extend beyond such provision or such circumstances, and no other provision of this instrument shall be affected thereby.

     17.  Subrogation.  This Note, to the extent of the full face amount hereof,
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evidences the indebtedness of Maker to Payee by virtue of monies loaned to Maker at Maker's special instance and request.

     18.  Conditional Acceptance.  Any check draft, money order or other
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instrument given in payment of all or any portion of this Note may be accepted by the Payee or any other holder hereof and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee or any other holder hereof, except to the extent that actual cash proceeds of such instrument are unconditionally received by the Payee or any other holder hereof and applied to this indebtedness as herein provided.

     19.  Waiver of Certain Rules of Construction.  The parties acknowledge that
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each party and its counsel have reviewed and revised this Note, and that the normal rule of construction to the effect that any ambiguity is to be resolved against the drafting party shall not be employed in the interpretation of this Note or any amendments or exhibits hereto.

     20.  Construction.  Neuter pronouns shall include the masculine and
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feminine genders, and plural terms shall include the singular, and vice versa.
                                                                   ---- -----

     IN WITNESS WHEREOF, the undersigned have executed this Note as of (although not necessarily on) the day and year first above written.


                                  MAKER:
                                  ------

                                  NORTH AMERICAN GAMING AND ENTERTAINMENT
                                  CORPORATION, a Delaware corporation



                                  By:  /s/ E. H. Hawes, II
                                     ----------------------------------
                                       E. H. Hawes, II, President and
                                       Chief Executive Officer





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STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     This instrument was acknowledged before me on _____________________, 2000, by E. H. Hawes, II, President and Chief Executive Officer of North American Gaming and Entertainment Corporation on behalf of said corporation.

     [Personalized Seal]

                                    ____________________________________
                                    Notary Public in and for the State of Texas


Attachments:
     Schedule "A" - Quarterly Installment Payments and Names and Addresses of Payee


















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